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                                                                    EXHIBIT 24.2

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the use of our report dated February 9, 1995, with respect to the financial statements of EET, Inc., not separately presented herein, in Amendment No. 2 to the Registration Statement (Form S-4 No. 33-82112) of North American Technologies Group, Inc. for the registration of 1,382,071 shares of its Common Stock.

                                                 ERNST & YOUNG LLP

Houston, Texas
January 31, 1996